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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 8, 2007


                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)

                                     0-19278
                            (Commission File Number)

              DELAWARE                                 13-3357370
 (State or other jurisdiction of          (I.R.S. Employer Identification No.)
           incorporation)

                    51 JAMES WAY, EATONTOWN, NEW JERSEY 07724
             (Address of principal executive offices, with zip code)

                                 (732) 542-2800
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

On February 8, 2007, Osteotech, Inc. issued a press release announcing that the U.S. Food and Drug Administration (FDA) has cleared its 510(k) submission for an osteoconductive, bone/polymer biocomposite, which will be the first commercial product manufactured under Osteotech's proprietary Plexus Technology Platform. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

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
     Exhibit Number      Description
     --------------      -----------

        99.1             Press Release of Osteotech, Inc. dated February 8, 2007
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                OSTEOTECH, INC.


Date:  February 9, 2007                         By: /s/ Mark H. Burroughs
                                                   -----------------------------
                                                    Mark H. Burroughs,
                                                    Executive Vice President,
                                                    Chief Financial Officer





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